UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 5, 2007

NEXTMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26347	410985135
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor
1 East Chang’an Avenue, Dongcheng District, Beijing,		100738 PRC
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (888) 865-0901 x322

None

(Former name or former address, if changed since last report.)

1120 Avenue of the Americas, 4th Floor, New York, NY 10036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On June 5, 2007, we issued a press release announcing preliminary estimates of our financial operations for our forth fiscal quarter ended March 31, 2007. In the press release, we also announced our expectations of operating results for fiscal 2008.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date: June 5, 2007	By:	/s/ Jeffery Zhen Li
Jeffery Zhen Li, Chief Financial Officer

Exhibit No.	Description

99.1	Press Release dated June 5, 2007, providing an update of the Company’s expected fourth quarter financial results and the Company’s business strategy for 2007-2008